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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2022

THE MARQUIE GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-54163	26-2091212
(State of Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

7901 4th Street North, Suite 4000 St. Petersburg, Florida	33702
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 351-3021

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01 Changes in Registrant’s Certifying Accountant

On July 14, 2022 The Marquie Group, Inc. (hereafter, “we” “us” “our” or the “Company”) dismissed its independent registered accountant, Michael T. Studer CPA P.C. (hereafter “Studer”). The Company engaged Studer as its independent registered accountant on January 22, 2015.

The report of Studer regarding the Company’ financial statements for the fiscal year ended May 31, 2021, as well as the financial statements of the Company contained in its annual report on Form 10-K for the fiscal year ended May 31, 2021, did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report on our financial statements contained an explanatory paragraph in respect to uncertainty as to the Company's ability to continue as a going concern.

During the period from January 22, 2015 through to July 14, 2022, the date of dismissal, there were no disagreements with Studer on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Studer would have caused it to make reference to the subject matter of the disagreements in connection with its report.

We provided Studer with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that Studer furnish us with a letter addressed to the commission stating whether it agrees with the statements made by us in this Current Report, and if not, stating the aspects with which it does not agree.

Also on July 14, 2022, we engaged Gries & Associates, LLC (“Gries”), independent registered accountants, as our independent accountant following the dismissal of Studer. Prior to the engagement of Gries, the Company has not consulted with Gries regarding either:

(a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Gries concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(b) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a "reportable event" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K)..

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1 Agreement Letter of Michael T. Studer CPA P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Marquie Group, Inc.

Date: July 21, 2022	By: /s/ Marc Angell
Marc Angell
Chief Executive Officer